UNITED STATES
			SECURITIES AND EXCHANGE COMMISSION
				Washington, DC 20549


					FORM 8-K


		CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OR
		THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported): January 2, 2003

					Acola Corp.
		(Exact name of registrant as specified in its charter)

    Delaware                    000-30264                  11-3177042
    (State or other jurisdiction  (Commission File Number)  (IRS Employer
    of incorporation                                        Identification
							       Number)

				39 Neck Road, Madison, CT 06443
			 (Address of principal executive offices)

					(203) 318-8330
			(Registrant's telephone number, including area code)









			Item 7.  Financial Statements and Exhibits.

	(a)      Financial Statements of business acquired.

				None.

	(b)      Exhibits

	                 99.  Press Release January 2, 2003




				SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 2, 2003

				ACOLA CORP.


				/s/ James N. Baxter
			By:  -------------------------------------
				James N. Baxter
			Chief Executive Officer and President